SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2002

                                 GAMESTOP CORP.

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other Jurisdiction of Incorporation)

      1-31228                                          75-2951347
-----------------------                       -------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

 2250 William D. Tate Avenue, Grapevine, Texas                    76051
 ---------------------------------------------                   --------
  (Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, Including Area Code (817) 424-2000

                                 Not Applicable

         (Former Name or Former Address, if Changed Since Last Report )

                      -------------------------------------

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Item 5. Other Events.

     On July 18, 2002, the Registrant announced that the Board of Directors increased the number of its directors from six to seven and appointed Gerald R. Szczepanski to the Board of Directors to fill the newly-created vacancy on the board.

     Mr. Szczepanski will be a Class III Director, whose term will expire at the Registrant's annual meeting of stockholders to be held in 2005. The Board of Directors appointed Mr. Szczepanski, one of the three independent directors of the Registrant, as a member of the Audit Committee of the Board of Directors.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.        Description

       99.1             Press Release, dated July 18, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 GAMESTOP CORP.
                                 (Registrant)

                                 By:/s/ R. Richard Fontaine
                                    -------------------------------
                                   Name:  R. Richard Fontaine
                                   Title: Chairman of the Board, Chief
                                          Executive Officer

Date: July 23, 2002